UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Liberty Latin America Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

Liberty Latin America Ltd.

Important Notice Regarding the

Availability of Proxy Materials

Shareholders Meeting to be held on

May 12, 2021

For Shareholders as of record on March 22, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/LILA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/LILA

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 30, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/LILA	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Liberty Latin America Ltd.

Meeting Type: Annual Meeting of Shareholders

Date: Wednesday, May 12, 2021

Time: 11:00 AM, Bermuda Time

Place: Annual Meeting to be held live via the Internet - please visit

           www.proxydocs.com/LILA for more details.

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/LILA.

SEE REVERSE FOR FULL AGENDA

Liberty Latin America Ltd.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, AND 4

PROPOSAL

1.	Election of Directors

1.01 Charles H.R. Bracken

1.02 Balan Nair

1.03 Eric L. Zinterhofer

2.

A proposal to appoint KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and to authorize the Board, acting by the audit committee, to determine the independent auditors renumeration.

3.	A proposal to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement under the heading “Executive Officers and Directors Compensation.”

4.	A proposal to approve an amendment to the Liberty Latin America 2018 Incentive Plan to increase the number of shares authorized under such plan from 25,000,000 to 75,000,000.